Great-West Loomis Sayles Bond Fund
Institutional Class Ticker: MXUGX
Initial Class Ticker: MXLMX
(the “Fund”)
Summary Prospectus
April 29, 2016
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated April 29, 2016, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.
Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Initial Class	Class L
Management Fees	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
Total Annual Fund Operating Expenses	0.55%	0.90%	1.15%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Initial Class	$92	$287	$499	$1,108
Class L	$117	$365	$633	$1,398
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will focus on good relative value based on the credit outlook of the issuer and maximum total return potential.

The Fund may invest up to 20% in preferred stock and convertible preferred stock. It may invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation. It may also invest up to 35% of its total assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. The Fund may also invest in bank loans.
Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:
Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. As such, there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans in which the Fund invests.
Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.
Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.
Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.
High Yield Securities Risk - Below investment grade (“high yield-high risk” or “junk”) bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. In general, the longer the maturity or duration of a security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in government monetary policy may affect the level of interest rates.
Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.
Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.
U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government. The impact of the SEC’s money market fund reform on the supply of U.S. Government securities is unknown.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class commenced operations on May 1, 2015 and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.
Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).
Calendar Year Total Returns
	Quarter Ended	Total Return
Best Quarter	June 2009	16.02%
Worst Quarter	December 2008	-11.90%
Average Annual Total Returns for the Periods Ended December 31, 2015
	One Year	Five Years	Ten Years
Initial Class	-6.55%	4.82%	6.39%
BofA Merrill Lynch Corporate/Government Index (reflects no deduction for fees, expenses or taxes)	0.30%	3.48%	4.50%
Investment Adviser
Great-West Capital Management, LLC (“GWCM”)
Sub-Adviser
Loomis, Sayles & Company, L.P. (the “Sub-Adviser”)
Portfolio Managers
Name	Title	Length of Service as Portfolio Manager of Fund
Daniel J. Fuss, CFA and CIC	Executive Vice President and Vice Chairman	1994
Matthew J. Eagan, CFA	Vice President and Portfolio Manager	2013
Elaine M. Stokes	Vice President and Portfolio Manager	2013

Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.